Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Six Flags Entertainment Corporation (the “Company”) on Form 10-K for the fiscal year ended January 1, 2023, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Selim Bassoul, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted by §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 7, 2023
/s/ SELIM BASSOUL
Selim Bassoul
President and Chief Executive Officer